Exhibit 10.1

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLING CREDIT AGREEMENT (this “Second Amendment”), dated as of December 16, 2016, is among WESTERN GAS PARTNERS, LP, as the Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and the Lenders party hereto.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Revolving Credit Agreement dated as of February 26, 2014, amended by First Amendment to Second Amended and Restated Revolving Credit Agreement dated as of October 20, 2015 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.
B.    The Borrower has requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement as set forth in this Second Amendment.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Second Amendment refer to articles and sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.01.

(a)The definition of “Agreement” is hereby deleted and replaced in its entirety to read as follows:

“Agreement” means this Second Amended and Restated Revolving Credit Agreement, as amended by the First Amendment and the Second Amendment and as the same may from time to time be amended, modified, supplemented or restated.
(b)    Clause (a)(v) of the definition of “Defaulting Lender” is hereby amended by adding a new subclause (C) immediately following subclause (B) thereof, to read as follows:

or (C) become the subject of a Bail-In Action
(c)    The definition of “Maturity Date” is hereby deleted and replaced in its entirety to read as follows:

“Maturity Date” - with respect to any Lender, the later of (a) February 26, 2020 and (b) if such Lender is a Consenting Lender with respect to a Maturity Date extension pursuant to Section 2.24, such extended Maturity Date.
(d)    The following definitions are hereby added where alphabetically appropriate to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Second Amendment” means the Second Amendment to Amended and Restated Revolving Credit Agreement dated as of December 16, 2016 among the Borrower, the Administrative Agent and the Lenders party thereto.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2    Amendment to Article IV. Article IV of the Credit Agreement is hereby amended by adding a new Section 4.09 at the end thereof, to read as follows:

Section 4.09. EEA Financial Institution. The Borrower is not an EEA Financial Institution.
2.3    Amendment to Article X. Article X of the Credit Agreement is hereby amended by adding a new Section 10.17 at the end thereof, to read as follows:

Section 10.17. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion powers of any EEA Resolution Authority.

2.4    Extension of Maturity Date. With respect to the Borrower’s request pursuant to Section 2.24 of the Credit Agreement to extend the Maturity Date applicable to each Lender for one additional year from the existing Maturity Date (the “Extension”), subject to the satisfaction of the conditions precedent set forth in Article III:

(a)    The Maturity Date shall be extended one year from February 26, 2019 to February 26, 2020; and

(b)    The parties hereto hereby agree that with respect to the Extension, the certification by the Borrower required by Section 2.24(c)(iii)(B) of the Credit Agreement is hereby satisfied by the Borrower’s execution and delivery of this Amendment.
The Borrower hereby acknowledges and agrees that (i) pursuant to Section 2.24 of the Credit Agreement, the Borrower may make not more than two requests during the term of the Credit Agreement for a one-year extension of the Maturity Date, (ii) Borrower’s request for the Extension is Borrower’s first such request under Section 2.24 of the Credit Agreement and (iii) Borrower has one such remaining request under Section 2.24 of the Credit Agreement.
Section 3.    Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Second Amendment Effective Date”):

3.1    The Administrative Agent shall have received from the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.2    The Borrower shall have paid to the Administrative Agent, for the account of each Lender consenting to the Extension hereby, an extension fee equal to 0.04% of each such extending Lender’s Commitment.

3.3    No Default or Event of Default shall have occurred and be continuing, both prior and after giving effect to the terms of this Second Amendment.

3.4    The Administrative Agent shall have received (a) copies of corporate resolutions certified by the Secretary or Assistant Secretary of the Borrower, or such other evidence as may be satisfactory to the Administrative Agent, demonstrating that the Borrower’s incurrence of indebtedness under the Credit Agreement with a Maturity Date as extended pursuant to Section 2.3 hereof has been duly authorized by all necessary corporate action and (b) such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

4.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, both before and after giving effect to the Extension: (i) the representations and warranties contained in each Loan Document are true and accurate in all material respects (unless qualified by materiality or Material Adverse Change, in which case such representation and warranty is true and accurate in all respects) on and as of the Second Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, and except that for purposes hereof, the representations and warranties contained in Section 3.01(f) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 4.01(a) and (b) thereof), (ii) no event has occurred and is continuing or would result from such Extension which constitutes an Event of Default or a Default and (iii) no Material Adverse Effect shall have occurred.

4.3    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.4    No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Second Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

4.5    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC, its general partner

	By:	/s/ Benjamin M. Fink
	Name:	Benjamin M. Fink
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Larry Robinson
	Name:	Larry Robinson
	Title:	Managing Director

[Signature Page 1 to Western Gas Second Amendment]

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Larry Robinson
	Name:	Larry Robinson
	Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

CITIBANK, N.A.

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

MIZUHO BANK, LTD.

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

DNB CAPITAL LLC

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

BARCLAYS BANK PLC

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[Signature Page 2 to Western Gas Second Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

UBS AG, STAMFORD BRANCH

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director Banking Products Services, US

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director Banking Products Services, US

BANK OF MONTREAL

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Vice President

COMERICA BANK

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

[Signature Page 3 to Western Gas Second Amendment]

SOCIETE GENERALE

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

THE BANK OF NOVA SCOTIA

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

ZB, N.A. dba AMEGY BANK

By:	/s/ Miles Sedillo
Name:	Miles Sedillo
Title:	Assistant Vice President

ZB, N.A. dba AMEGY BANK

By:	/s/ Scott Collins
Name:	Scott Collins
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Colin Warman
Name:	Colin Warman
Title:	Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Kristin Oswald
Name:	Kristin Oswald
Title:	Vice President

STIFEL BANK & TRUST

By:	/s/ Daniel P. McDonald
Name:	Daniel P. McDonald
Title:	Assistant Vice President

[Signature Page 4 to Western Gas Second Amendment]